UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Dow Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☐	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Let’s vote on it. Let your proxy vote be heard.    Your vote matters. Please vote today. We’ve made it easy, so take two minutes right now on any device you prefer. PHONE TABLET PC Go to: http://www.proxyvote.com    P79784-EPB

PLEASE VOTE YOUR PROXY TODAY Enclosed are the proxy materials of Dow Incin. connection with its 2023 Annual Meeting of Stockholders to be held on April 202313, We. encourage you to review all the information contained in the proxy materials before voting. Your vote is important. Please vote in advance, even if you plan to attend the 2023 Annual Meeting. Three easy ways to vote are listed below. For efficiency and to save costs, internet or telephone voting is recommended, using the 16-digit control number found on the proxy card or voting instruction form. WWW.PROXYVOTE.COM 1-800-690-6903 or the number provided on your voting instructions Use the postage-paid envelope provided if you received printed proxy materials    The following lists the proposals for which Dow’s Board of Directors is soliciting proxies at the 2023 Annual Meeting, together with the Board’s recommendation on each proposal:    Board Agenda Item Recommendation 1: Election of Directors FOR 2: Advisory Resolution to Approve Executive Compensation FOR 3: Ratification of the Appointment of Deloitte & Touche LLP as FOR the Company’s Independent Registered Public Accounting Firm for 2023 4: Stockholder Proposal – Independent Board Chairman AGAINST 5: Stockholder Proposal – Single-Use Plastics Report AGAINST    Your vote is important no matter how many shares you hold. Please vote promptly. If you hold shares in multiple accounts, please vote each proxy card or voting instruction form you receive to ensure that all your shares are represented at the 2023 Annual Meeting. If you have questions or need assistance voting your shares, please contact Dow’s proxy solicitor, D.F. King & Co., Inc. toll-free at 1-800-399-1581.

Let your proxy vote be heard. Let’s vote on it. Your vote matters. Please vote today. We’ve made it easy, so take two minutes right now on any device you prefer. PHONE TABLET PC Go to: http://www.proxyvote.com P79784-EPN

Frequently Asked Questions How do I vote my shares? Your vote is important no matter how many shares you hold. Please vote promptly. Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. We encourage you to review all of the information contained in the proxy materials before voting. How do I view the proxy materials online? Go to www.proxyvote.com and enter your control number to get started. Your control number can be found on the enclosed Notice. What if I prefer to receive a paper copy of the proxy materials? You can easily request a paper copy which will be mailed to you at no cost. Instructions on how to do so can be found in the Get informed before you vote section of the enclosed Notice. Can I request to receive my proxy materials by email for future meetings? Yes you can. Go to www.proxyvote.com and make your choice in the Delivery Settings section. What if I have questions or need assistance voting my shares? Please contact Dow’s proxy solicitor, D.F. King & Co., Inc. toll free at 1-800-399-1581.